EXHIBIT 10(y)

                  MODINE MANUFACTURING COMPANY
                  ----------------------------
                INCENTIVE STOCK OPTION AGREEMENT
                --------------------------------

    THIS INCENTIVE STOCK OPTION granted this        day of
                                            --------
January  , 2000, by Modine Manufacturing Company, a Wisconsin
---------
corporation (the "Company"), to
                               -----------------------------
(the "Employee") under and pursuant to the Company's 1994 Incentive Compensation Plan (the "Plan").

                           WITNESSETH:

    WHEREAS, the Committee of the Board of Directors, which is authorized to administer the Plan (the "Committee"), is of the opinion that the interests of the Company and its subsidiaries will be advanced by encouraging and enabling certain key employees of the Company and its subsidiaries to acquire or increase their proprietary interest in the Company, thus providing them with a more direct stake in its welfare and assuring a closer identification of their interests with those of the Company; and

    WHEREAS, the Committee believes that the acquisition of such an interest in the Company will stimulate the efforts of such employees and strengthen their desire to remain with the Company or one of its subsidiaries;

    NOW, THEREFORE, in consideration of the aforementioned, and the covenants and agreements herein set forth, the Company grants this option (which is intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue
Code) to the Employee on the terms hereinafter expressed:

 1.  Option Grant.  The Company hereby grants to the Employee an
     ------------
     option to purchase a total of           shares of Common
                                  -----------
     Stock of the Company at the option price of $           per
                                                  ----------
     share, being at least equal to 100% of the fair market value of such shares on the date hereof.

 2.  Time of Exercise; Exercise Limitation.  This option may be
     -------------------------------------
     exercised (in the manner provided in paragraph 3 hereof) in whole or in part, from time to time after the date hereof, subject to the following limitations:

     (a) Except for exercises under paragraph 5 below, this option may not be exercised for one year from the date when the Employee's present employment is first commenced.

     (b) This option is intended to qualify as an incentive stock option so that the Employee may obtain preferential tax treatment and, consequently, certain limitations on disposition must be observed. In order to obtain preferential tax treatment, shares of capital stock transferred to the Employee pursuant to this Agreement may not be disposed of within twenty-four
          (24) months after the grant of such shares or twelve
          (12) months after exercise of such shares.

     (c) If Employee is an officer of the Company subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, this option may not be exercised by the Employee for six (6) months from the date of grant.

     (d) This option may only be exercised, at any one time, exclusively in multiples of twenty-five (25) shares with a one hundred (100) share exercise minimum, except for the purchase of all shares then remaining subject to this option.

     (e)  This option may not be exercised beyond the shorter of:

            (i) ten (10) years from the date hereof;

           (ii) after an Employee has been terminated for cause
                (such as dishonesty or negligence in performance of Employee's duties). In such event the employee shall forfeit all unexercised options;

          (iii) three (3) years (except as provided in paragraph
                5) following termination of employment (if without cause) or retirement; provided, however, that this option must be exercised within ninety
                (90) days following termination of employment
                (if without cause) or retirement from the Company in order to obtain preferential tax treatment.

          In the event this option is not exercised in accordance with subparagraphs (i), (ii) or (iii) above, it shall be forfeited as an unexercised option.

     (f) To the extent required by the Internal Revenue Code, the aggregate fair market value (determined at the time the option is granted) of the Common Stock for which incentive stock options are exercisable for the first time by an option holder during any calendar year (under all the plans of the Company) shall not exceed $100,000. This limitation applies to Incentive Stock Options granted after 1986 only. Incentive Stock Options exercisable for the first time in a calendar year that exceed the $100,000 annual limit are denied preferential tax treatment.

 3.  Exercise of Option.  This option may be exercised only by
     ------------------
     appropriate notice in writing delivered to the Secretary of the Company at 1500 DeKoven Avenue, Racine, Wis. 53403, and
     accompanied by:

    (a) Check payable to the order of the Company, or Modine stock (the value of which shall be the fair market value of the stock on the day preceding the exercise date), or a combination of Modine stock and cash, or attestation, i.e., by affidavit identifying for delivery specific already-owned shares of Modine Stock having a value equal to the aggregate exercise price, but not actually delivering such shares to Modine, for the full purchase price of the shares purchased.

 4.  Nontransferability of Option.  This option is not
     ----------------------------
     transferable by the Employee otherwise than (a) by will or the laws of descent and distribution, or (b) pursuant to a qualified domestic relations order, and is exercisable, during the Employee's lifetime, only by the Employee or his legal representative.

 5.  Death or Disability of Employee.  If the Employee dies
     -------------------------------
     during the option period, this option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) one year next succeeding the Employee's death, or (b) ten years from the date hereof, whichever period is shorter. If the Employee becomes disabled during the option period, his option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, within one year of retirement or other termination of employment due to a determination of permanent and total disability; except that any options exercised after one year of retirement due to disability, but prior to expiration of three years following such retirement, will be denied preferential tax treatment.

 6.  Delivery of Certificates.  The Company shall issue and
     ------------------------
     deliver certificates for stock purchased pursuant to an exercise of this option subject to the following limitations:

     (a) The Employee shall have no interest in any such shares until payment for said shares is made in accordance with paragraph 3 hereinabove.

     (b) The Company shall not be required to issue or deliver any certificate for its Common Stock purchased upon the exercise of this option prior to the admission of such shares to listing on any stock exchange or any over-the-counter quotation system on which shares may at that time be listed. In the event of the exercise of this option while the option class of stock is not so listed or admitted, the Company shall make prompt application for such listing or admission. If any time during the option period the Company shall be advised by its counsel that the shares deliverable upon an exercise of the option are required to be registered under the Federal Securities Act of 1933 or any state securities law or that delivery of such shares must be accompanied or preceded by a prospectus, the Company will use its best efforts to effect such registration or provide such prospectus, but delivery of shares by the Company may be deferred until such registration is effected or such prospectus is available.

7.   Adjustment Provisions.  In the event that there is any
     ---------------------
     change in the number of issued shares of Common Stock of the Company without new consideration to the Company therefor, by reason of stock dividends, stock split-ups or like recapitalizations, the number of shares which may thereafter be purchased under this option shall be adjusted in the same proportion as said change in issued shares. In such event, the per share purchase price specified in paragraph 1 above shall be adjusted so that the total consideration payable to the Company for the adjusted number of shares remaining subject to this option shall not be changed by reason of the adjustment in number of shares.

     If during the term of this option the Common Stock of the Company shall be combined or be changed into the same or another kind of stock of the Company or into securities of another corporation, whether through recapitalization, reorganization, sale, merger, consolidation, or by other means, the Company shall cause adequate provision to be made whereby the Employee thereafter will be entitled to receive, upon the due exercise of any then unexercised portion of this option, the securities which the Employee would have been entitled to receive for Common Stock acquired through exercise of such portion of the option (regardless of whether or to what extent the option would then have been exercisable) immediately prior to the effective date of such recapitalization, reorganization, sale, merger, consolidation, or similar transaction. If appropriate, due adjustment shall be made in the per share or per unit price of the securities purchased on exercise of this option following said recapitalization, reorganization, sale, merger, consolidation, or similar transaction.

 8.  Effect on Other Benefits.  Neither this option, shares of
     ------------------------
     stock issued upon its exercise, any excess of market value over option price, nor any other rights, benefits, values or interests resulting from the granting of this option shall be considered as compensation for purposes of any pension, profit sharing, retirement plan, insurance plan, investment or stock purchase plan, or any other employee benefit plan of the Company or any of its subsidiaries.

 9.  Fair Market Value.  For purposes hereof, "fair market value"
     -----------------
     shall equal the closing market price on the largest stock exchange or over-the-counter quotation system on which Modine Common Stock is traded on the date a determination is required to be made under the Plan or this Agreement, or if no stock is traded on that day then it shall equal the closing market price on the last preceding day on which such stock was traded on said exchange or system.

10.  Employee Not Deemed to be a Shareholder.  The Employee shall
     ---------------------------------------
     not be deemed to be a shareholder of the Company for any purposes with respect to any option granted hereunder except to the extent that such option shall have been exercised and a stock certificate issued therefor.

11.  No Right to Continued Employment.  Nothing in this Agreement
     --------------------------------
     or the Plan shall confer upon Employee any right to continue in the employment of the Company or in any way affect the right of the Company to terminate Employee's employment at any time.

12.  Cancellation and Rescission of Stock Option.  The Committee
     -------------------------------------------
     may (in its sole discretion) cancel this option at any time if Employee is not in compliance with all other applicable provisions of this option, the Plan, and with the following conditions:

     (a) Conflict of Interest. Employee shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company (including but not limited to serving as an employee, consultant, advisor or in any other capacity to such organization or business, or participating in a hostile takeover attempt of the Company by such organization or business);

     (b) Certain Prohibited Activities. Employee shall comply fully with applicable laws and government regulations (both civil and criminal) and maintain high ethical standards. Employee shall also comply with the Company's corporate policies, including, but not limited to, Policy No. G-2, Guideline for Business Conduct, and Policy No. G-3, Antitrust Compliance, and the Company's Agreement for Protection of Trade Secrets and Sales Data and for Assignment of Inventions; or

     (c)  Leaving the Company within One Year of Exercise.
          Employee shall not exercise any portion of this option and then leave the employment of the Company within one year after exercise for any reason except death, disability, normal retirement, or early retirement with the consent of the Board of Directors.

     The judgment of the Committee shall be based on Employee's position and responsibilities while employed by the Company, Employee's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of Employee's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. If Employee retires, he shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to Employee or a greater than 10 percent equity interest in the organization or business.

     Failure to comply with the provisions of paragraphs (a) or
     (b) of this Paragraph 13 prior to, or during the twenty-four
     (24) months after, any exercise pursuant to this option, or failure to comply with the provisions of paragraph (c) of this Paragraph 13 during the twelve (12) months after exercise pursuant to this option, shall cause such exercise to be subject to rescission. The Company shall notify Employee in writing of any such rescission within twenty-four (24) months after such exercise under paragraphs
     (a) or (b) or within twelve (12) months after such exercise under paragraph (c). In the event of notice of rescission, Employee shall pay to the Company the amount of any gain realized or payment received pertaining to the rescinded exercise of this option.

     By accepting this Agreement, Employee consents to a deduction from any amounts the Company owes Employee from time to time (including amounts owed to Employee as salary or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Employee by the Company), to the extent of the amounts Employee owes the Company under paragraphs (a), (b), or (c) above. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Employee owes, calculated as set forth above, Employee agrees to pay immediately the unpaid balance to the Company. Such payment shall be made either in cash or by returning to the Company the number of shares of Common Stock that Employee received in connection with the rescinded exercise.

13.  Grant Subject to 1994 Incentive Compensation Plan.  This
     -------------------------------------------------
     award is subject to all the terms and conditions set forth in the 1994 Incentive Compensation Plan as amended which is hereby incorporated by reference and to all determinations of the Committee of the Board of Directors which is authorized to administer the Plan. As a condition of granting the option herein granted, the Employee agrees, for himself and his personal representatives, that any requirement or interpretation, dispute, or disagreement which may arise under or as a result of or pursuant to this Agreement or the Plan shall be determined by the Committee in its sole discretion, and that any interpretation or determination by the Committee shall be final, binding and conclusive.

14.  Governing Law.  This Agreement shall be construed,
     -------------
     administered and governed in all respects in accordance with the laws of the State of Wisconsin.

    IN WITNESS WHEREOF, the Company has caused this option to be executed on the date first above written.

ATTEST:                          MODINE MANUFACTURING COMPANY


                                 By:
--------------------------          ------------------------------------
W. E. Pavlick, Secretary             D. R. Johnson
                                     President & Chief Executive Officer

                                 Accepted and Agreed To:


                                 ---------------------------------------
                                 Employee

                  MODINE MANUFACTURING COMPANY
                  ----------------------------
              NON-QUALIFIED STOCK OPTION AGREEMENT
              ------------------------------------


     THIS NON-QUALIFIED STOCK OPTION granted this        day of
                                                  ------
January, 2000 by Modine Manufacturing Company, a Wisconsin
-------
corporation (the "Company"), to                          , (the
                                -------------------------
"Employee") under and pursuant to the Company's 1994 Incentive Compensation Plan (the "Plan").

                           WITNESSETH:

     WHEREAS, The Committee of the Board of Directors, which is authorized to administer the Plan (the "Committee"), is of the opinion that the interests of the Company and its subsidiaries will be advanced by encouraging and enabling certain key employees of the Company and its subsidiaries to acquire or increase their proprietary interest in the Company, thus providing them with a more direct stake in its welfare and assuring a closer identification of their interests with those of the Company; and

     WHEREAS, the Committee believes that the acquisition of such an interest in the Company will stimulate the efforts of such employees and strengthen their desire to remain with the Company or one of its subsidiaries;

     NOW, THEREFORE, in consideration of the aforementioned, and the covenants and agreements herein set forth, the Company grants its option to the Employee on the terms hereinafter expressed:

1.   Option Grant.  The Company hereby grants to the Employee an
     ------------
     option to purchase a total of             shares of Common
                                   -----------
     Stock of the Company at the option price of $          per
                                                  ---------
     share, being at least equal to 100% of the fair market value of such shares on the date hereof.

2.   Time of Exercise.  This option may be exercised (in the
     ----------------
     manner provided in paragraph 3 hereof) in whole or in part, from time to time after the date hereof, subject to the following limitations:

     (a) Except for exercise under paragraph 5 below, this option may not be exercised for one year from the date when the Employee's present employment with Modine first commenced.

     (b) If Employee is an officer of the Company subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, this option may not be exercised by the Employee for six (6) months from the date of grant.

     (c) Options may be exercised before the option period terminates without regard to the order of grant.

     (d) This option may only be exercised, at any one time, exclusively in multiples of twenty-five (25) shares with a one hundred (100) share exercise minimum, except for the purchase of all shares then remaining subject to this option.

     (e)  This option may not be exercised beyond the shorter of:

            (i) ten (10) years from the date hereof;

           (ii) after an Employee has been terminated for cause
                (such as dishonesty or negligence in performance of Employee's duties). In such event the employee shall forfeit all unexercised options;

          (iii) three (3) years (except as provided in paragraph
                5) following termination of employment (if without cause) or retirement.

          In the event this option is not exercised in accordance with subparagraphs (i), (ii) or (iii) above, it shall be forfeited as an unexercised option.

3.   Exercise of Option.  This option may be exercised only by
     ------------------
     appropriate notice in writing delivered to the Secretary of the Company at 1500 DeKoven Avenue, Racine, Wis. 53403 and
     accompanied by:

     (a) Check payable to the order of the Company, or Modine Stock (the value of which shall be the fair market value of the stock on the day preceding the exercise date), or a combination of Modine stock and cash, or attestation, i.e., by affidavit identifying for delivery specific already-owned shares of Modine Stock having a value equal to the aggregate exercise price, but not actually delivering such shares to Modine, for the full purchase price of the shares purchased.

4.   Nontransferability of Option.  This option is not
     ----------------------------
     transferable by the Employee otherwise than (a) by will or the laws of descent and distribution, or (b) pursuant to a qualified domestic relations order, and is exercisable, during the Employee's lifetime, only by the Employee or his legal representative.

5.   Death of Employee.  If the Employee dies during the option
     -----------------
     period, this option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) one year next succeeding the Employee's death, or (b) ten years from the date hereof, whichever period is shorter.

6.   Delivery of Certificates.  The Company shall issue and
     ------------------------
     deliver certificates for stock purchased pursuant to an exercise of this option subject to the following limitations:

     (a) The Employee shall have no interest in any such Shares until certificates for said Shares are issued.

     (b) The Company shall not be required to issue or deliver any certificates for its Common Stock purchased upon the exercise of this option prior to the admission of such shares to listing on any stock exchange or any over-the-counter quotation system on which shares may at that time be listed. In the event of the exercise of this option while the option class of stock is not so listed or admitted, the Company shall make prompt application for such listing or admission. If any time during the option period the Company shall be advised by its counsel that the shares deliverable upon an exercise of the option are required to be registered under the Federal Securities Act of 1933 or any state securities law or that delivery of such shares must be accompanied or preceded by a prospectus, the Company will use its best efforts to effect such registration or provide such prospectus, but delivery of shares by the Company may be deferred until such registration is effected or such prospectus is available.

7.   Adjustment Provisions.  In the event that there is any
     ---------------------
     change in the number of issued shares of Common Stock of the Company without new consideration to the Company therefor, by reason of stock dividends, stock split-ups or like recapitalizations, the number of shares which may thereafter be purchased under this option shall be adjusted in the same proportion as said change in issued shares. In such event, the per share purchase price specified in paragraph 1 above shall be adjusted so that the total consideration payable to the Company for the adjusted number of shares remaining subject to this option shall not be changed by reason of the adjustment in number of shares.

     If during the term of this option the Common Stock of the Company shall be combined or be changed into the same or another kind of stock of the Company or into securities of another corporation, whether through recapitalization, reorganization, sale, merger, consolidation, or by other means, the Company shall cause adequate provision to be made whereby the Employee thereafter will be entitled to receive, upon the due exercise of any then unexercised portion of this option, the securities which the Employee would have been entitled to receive for Common Stock acquired through exercise of such portion of the option (regardless of whether or to what extent the option would then have been exercisable) immediately prior to the effective date of such recapitalization, reorganization, sale, merger, consolidation, or similar transaction. If appropriate, due adjustment shall be made in the per share or per unit price to the securities purchased on exercise of this option following said recapitalization, sale, merger, consolidation, or similar transaction.

8.   Effect on Other Benefits.  Neither this option, shares of
     ------------------------
     stock issued upon its exercise, any excess of market value over option price, nor any other rights, benefits, values or interests resulting from the granting of this option shall be considered as compensation for purposes of any pension, profit sharing, retirement plan, insurance plan, investment or stock purchase plan, or any other employee benefit plan of the Company or any of its subsidiaries.

9.   Fair Market Value.  For purposes hereof, "fair market value"
     -----------------
     shall equal the closing market price on the largest stock exchange or over-the-counter quotation system on which Modine Common Stock is traded on the date a determination is required to be made under the Plan or this Agreement, or if no stock is traded on that day then it shall equal the closing market price on the last preceding day on which such stock was traded on said exchange or system.

10.  Employee Not Deemed to be a Shareholder.   The Employee
     ---------------------------------------
     shall not be deemed to be a shareholder of the Company for any purposes with respect to any option granted hereunder except to the extent that such option shall have been exercised and a stock certificate issued therefor.

11.  No Right to Continued Employment.  Nothing in this Agreement
     --------------------------------
     or the Plan shall confer upon Employee any right to continue in the employment of the Company or in any way effect the right of the Company to terminate Employee's employment at any time.

12.  Cancellation and Rescission of Stock Option.  The Committee
     -------------------------------------------
     may (in its sole discretion) cancel this option at any time if Employee is not in compliance with all other applicable provisions of this option, the Plan, and with the following conditions:

     (a) Conflict of Interest. Employee shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company (including but not limited to serving as an employee, consultant, advisor or in any other capacity to such organization or business, or participating in a hostile takeover attempt of the Company by such organization or business);

     (b) Certain Prohibited Activities. Employee shall comply fully with applicable laws and government regulations (both civil and criminal) and maintain high ethical standards. Employee shall also comply with the Company's corporate policies, including, but not limited to, Policy No. G-2, Guideline for Business Conduct, and Policy No. G-3, Antitrust Compliance, and the Company's Agreement for Protection of Trade Secrets and Sales Data and for Assignment of Inventions; or

     (c)  Leaving the Company within One Year of Exercise.
          Employee shall not exercise any portion of this option and then leave the employment of the Company within one year after exercise for any reason except death, disability, normal retirement, or early retirement with the consent of the Board of Directors.

     The judgment of the Committee shall be based on Employee's position and responsibilities while employed by the Company, Employee's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of Employee's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. If Employee retires, he shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to Employee or a greater than 10 percent equity interest in the organization or business.

     Failure to comply with the provisions of paragraphs (a) or
     (b) of this Paragraph 13 prior to, or during the twenty-four
     (24) months after, any exercise pursuant to this option, or failure to comply with the provisions of paragraph (c) of this Paragraph 13 during the twelve (12) months after exercise pursuant to this option, shall cause such exercise to be subject to rescission. The Company shall notify Employee in writing of any such rescission within twenty-four (24) months after such exercise under paragraphs
     (a) or (b) or within twelve (12) months after such exercise under paragraph (c). In the event of notice of rescission, Employee shall pay to the Company the amount of any gain realized or payment received pertaining to the rescinded exercise of this option.

     By accepting this Agreement, Employee consents to a deduction from any amounts the Company owes Employee from time to time (including amounts owed to Employee as salary or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Employee by the Company), to the extent of the amounts Employee owes the Company under paragraphs (a), (b), or (c) above. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Employee owes, calculated as set forth above, Employee agrees to pay immediately the unpaid balance to the Company. Such payment shall be made either in cash or by returning to the Company the number of shares of Common Stock that Employee received in connection with the rescinded exercise.

13.  Grant Subject to 1994 Incentive Compensation Plan.  This
     -------------------------------------------------
     award is subject to all the terms and conditions set forth in the 1994 Incentive Compensation Plan which is hereby incorporated by reference and to all determinations of the Committee of the Board of Directors which is authorized to administer the Plan. As a condition of granting the option herein granted, the Employee agrees, for himself and his personal representatives, that any requirement or interpretation, dispute, or disagreement which may arise under or as a result of or pursuant to this Agreement or the Plan shall be determined by the Committee in its sole discretion, and that any interpretation or determination by the Committee shall be final, binding and conclusive.

14.  Governing Law.  This Agreement shall be construed,
     -------------
     administered and governed in all respects in accordance with the laws of the State of Wisconsin.

     IN WITNESS WHEREOF, the Company has caused this option to be executed on the date first above written.


ATTEST:                       MODINE MANUFACTURING COMPANY


                              By:
--------------------------       ------------------------------------
W. E. Pavlick, Secretary         D. R. Johnson, President and
                                   Chief Executive Officer


                              Accepted and Agreed To:


                              ----------------------------------------
                              Employee









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